UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ENTERCOM COMMUNICATIONS CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice of Availability of Proxy Materials for the Annual Meeting of Shareholders of

ENTERCOM COMMUNICATIONS CORP.

To Be Held On:

WEDNESDAY, MAY 10, 2017 AT 8:30 AM

401 E. City Avenue, Suite 122

Bala Cynwyd, PA 19004

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 04/28/17.

Please visit http://www.entercom.com/investors, where the following materials are available:

• Notice of Annual Meeting of Shareholders • Proxy Statement • Form of Proxy Card • Annual Report on Form 10-K

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) and 718-921-8562 (for international callers) E-MAIL: info@amstock.com WEBSITE: https://us.astfinancial.com/proxyservices/requestmaterials.asp

TO VOTE:

ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.

TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call.

MAIL: You may request a card by following the instructions above.

1. & 2. Election of Class A and Other Directors:			3. To consider the re-approval of the Entercom Annual Incentive Plan.
NOMINEES:	Mark R. LaNeve David Levy Joseph M. Field David J. Field David J. Berkman Joel Hollander	(Class A) (Class A) (Other) (Other) (Other) (Other)

4.     Advisory resolution to approve the Company’s executive compensation.

5.     To conduct an advisory vote on the frequency of future advisory votes on executive compensation.

6.     To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017.

7.     To transact such other business as may properly come before the Annual Meeting and/or any adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS A “FOR” VOTE WITH RESPECT TO PROPOSALS 1, 2, 3, 4 AND 6, AND FOR “3 YEARS” ON PROPOSAL 5.
Please note that you cannot use this notice to vote by mail.